LETTER OF TRANSMITTAL

CIT GROUP FUNDING COMPANY OF CANADA
Offer to Exchange
4.65% Senior Notes due July 1, 2010
and
5.20% Senior Notes due June 1, 2015
Fully, Unconditionally and Irrevocably Guaranteed by
CIT GROUP INC.

      Offer to Exchange any and all of the Existing 4.65% Senior Notes due July 1, 2010 (CUSIP Nos. 125568AA3 and C25035AA1) and the Existing 5.20% Senior Notes due June 1, 2015 (CUSIP Nos. 125568AC9 and C25035AB9) for New 4.65% Senior Notes due July 1, 2010 (CUSIP No. 125568AB1) and New 5.20% Senior Notes due June 1, 2015 (CUSIP No. 125568AD7), which will be registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2005 UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
JPMorgan Chase Bank, N.A.

By Hand:	By Registered or Certified Mail:
JPMorgan Chase Bank, N.A. Institutional Trust Services 2001 Bryan Street, 9th Floor Dallas, Texas 75201 Attention: Beth Mullin	JPMorgan Chase Bank, N.A. Institutional Trust Services P.O. Box 2320 Dallas, Texas 75221-2320 Attention: Beth Mullin

By Overnight Courier:	By Facsimile:
JPMorgan Chase Bank, N.A. Institutional Trust Services 2001 Bryan Street, 9th Floor Dallas, Texas 75201 Attention: Beth Mullin	JPMorgan Chase Bank, N.A. Institutional Trust Services Attention: Beth Mullin Telephone: 214-468-6494 Confirm by Telephone: 1-800-275-2048

For information, call: 1-800-275-2048

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      The undersigned acknowledges that he or she has received the Prospectus, dated                           , 2005 (the “Prospectus”), of CIT Group Funding Company of Canada, a Nova Scotia company (the “Company”), and this Letter of Transmittal, which together constitute the Company's offer to exchange:

•	up to $1,000,000,000 aggregate principal amount of 4.65% Senior Notes due July 1, 2010 (the “New 4.65% Senior Notes”) in exchange for any and all outstanding 4.65% Senior Notes due July 1, 2010 (the “Existing 4.65% Senior Notes”) that are validly tendered and not validly withdrawn prior to the expiration of the Exchange Offer; and

•	up to $700,000,000 aggregate principal amount of 5.20% Senior Notes due June 1, 2015 (the “New 5.20% Senior Notes”) in exchange for any and all outstanding 5.20% Senior Notes due June 1, 2015 (the “Existing 5.20% Senior Notes”) that are validly tendered and not validly withdrawn prior to the expiration of the Exchange Offer.

      As used in this Letter of Transmittal:

•	“New Senior Notes” means, collectively, the New 4.65% Senior Notes and the New 5.20% Senior Notes;

•	“Existing Senior Notes” means, collectively, the Existing 4.65% Senior Notes and the Existing 5.20% Senior Notes; and

•	“Exchange Offer” means the Company's offer to exchange Existing Senior Notes for New Senior Notes pursuant to the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

      All other capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

      Upon completion of the Exchange Offer, (1) each $1,000 principal amount of Existing 4.65% Senior Notes that is validly tendered and not validly withdrawn will be exchanged for $1,000 principal amount of New 4.65% Senior Notes; and (2) each $1,000 principal amount of Existing 5.20% Senior Notes that is validly tendered and not validly withdrawn will be exchanged for $1,000 principal amount of New 5.20% Senior Notes. The New Senior Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof, and Existing Senior Notes may only be outstanding in minimum denominations of $2,000 and integral multiples of $1000 in excess thereof.

      Only a holder of Existing Senior Notes may tender such Existing Senior Notes in the Exchange Offer. The term “holder” means any person in whose name an Existing Senior Note is registered on the books of CIT Group Funding Company of Canada, or any person whose Existing Senior Note is held of record by The Depository Trust Company (“DTC”), Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), or Clearstream, societe anonyme (“Clearstream”). Except in limited circumstances, only a Euroclear participant, Clearstream participant or a DTC participant listed on a DTC notes position listing with respect to the Existing Senior Notes may tender its Existing Senior Notes in the Exchange Offer.

      Any beneficial owner of Existing Senior Notes held of record by DTC or its nominee, through authority granted by DTC, may direct the DTC participant through which the beneficial owner's Existing Senior Notes are held in DTC, to tender on such beneficial owner's behalf. To tender Existing Senior Notes that are held through DTC, DTC participants should transmit their acceptance through the Automated Tender Offer Program, or ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an agent's message to the Exchange Agent for its acceptance. Delivery of tendered Existing Senior Notes must be made to the Exchange Agent pursuant to the book-entry delivery procedures or the tendering DTC participant must comply with the guaranteed delivery procedures, each as described in the Prospectus. A holder may deliver a properly completed and duly executed Letter of Transmittal in lieu of an agent's message. However, delivery of a physical Letter of Transmittal is not required for the tender of Existing Senior Notes through ATOP if an agent's message is delivered in lieu thereof. You or your broker must ensure that the Exchange Agent receives an agent's message from DTC confirming the book-entry transfer of your Existing Senior Notes.

      Any holder of Existing Senior Notes who wishes to tender Existing Senior Notes must, prior to the Expiration Date, either:

•	deliver a timely confirmation of book-entry transfer of the tendered Existing Senior Notes pursuant to DTC's ATOP system into the exchange agent's account at DTC (including confirmations transmitted by Euroclear or Clearstream to DTC according to standard operating procedures for electronic tenders) according to the procedure for book-entry transfer described below, including a properly transmitted agent's message (or a properly completed and duly executed Letter of Transmittal or a facsimile thereof in lieu of an agent's message), and any other documents required by this Letter of Transmittal; or

•	comply with the guaranteed delivery procedures described below.

      An “agent's message” is a message transmitted by DTC and received by the Exchange Agent that forms a part of the book-entry confirmation which states that DTC has received an express acknowledgement from the participant in DTC tendering Existing Senior Notes that such participant agrees to be bound by the terms contained in the Prospectus and set forth in this Letter of Transmittal.

      The tender by a holder that is not withdrawn prior to 5:00 p.m., New York City time, on the expiration date will constitute an agreement between the holder and the Company in accordance with the terms and subject to the conditions described in the Prospectus and in this Letter of Transmittal.

      Holders who are unable to deliver a timely confirmation of book-entry transfer of the tendered Existing Senior Notes and all other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Existing Senior Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus.

      The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer and to amend any of the terms and conditions of the Exchange Offer, other than conditions required by applicable law, at its discretion. The Company will promptly give oral or written notice of any extension, amendment, non-acceptance or termination of the offer to the holders of the Existing Senior Notes. In the case of any extension, the Company will issue a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. In the case of an amendment, the Company will issue a press release or other public announcement.

      Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Existing Senior Notes validly tendered and not withdrawn, and the issuance of the New Senior Notes, will be made promptly following the Expiration Date. For the purpose of the Exchange Offer, the Company shall be deemed to have accepted the validity of tendered Existing Senior Notes if and when the Company gives oral (promptly confirmed in writing) or written notice to the Exchange Agent. The Exchange Agent will act as the tendering holders' agent for purposes of receiving the New Senior Notes from us. If we do not accept any tendered Existing Senior Notes for exchange because of an invalid tender or the occurrence of any other event, the Exchange Agent will return those Existing Senior Notes to you without expense, promptly after the Expiration Date, via book-entry transfer through DTC.

      Please read this entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included in this Letter of Transmittal must be followed.

      YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED, WITH SIGNATURE GUARANTEE IF REQUIRED.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Existing Senior Notes by using this Letter of Transmittal must complete this Letter of Transmittal in its entirety.

      Please complete the sections provided below each issue of Existing Senior Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the principal amount of Existing Senior Notes should be listed and attached on a separate schedule.

DESCRIPTION OF EXISTING SENIOR NOTES	1	2

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank) *	Aggregate Principal Amount of Existing 4.65% Senior Notes**	Aggregate Principal Amount of Existing 5.20% Senior Notes**

Total principal amount of Existing Senior Notes tendered:

*	For book-entry to The Depository Trust Company, please provide account number.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Existing Senior Notes represented by the notes indicated in column 1 or column 2, as applicable. Existing Senior Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiples of $1,000, provided that untendered Existing Senior Notes that remain outstanding must be in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. Further, New Senior Notes may only be issued in a minimum denomination of $2,000 and integral multiples of $1,000 thereafter. See Instruction 1.

☐	CHECK HERE IF TENDERED EXISTING SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

☐	CHECK HERE IF TENDERED EXISTING SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

For Book-Entry Transfer, Complete the Following:

Account Number	Transaction Code Number

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer (and if such Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the aggregate principal amount of Existing Senior Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Existing Senior Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Existing Senior Notes as are being tendered hereby.

      The undersigned understands that tenders of its Existing Senior Notes pursuant to any of the procedures described in the Prospectus and in the instructions hereto and acceptance thereof by purchaser will constitute a binding agreement between the undersigned and the Company.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Existing Senior Notes (with full knowledge that the Exchange Agent is also acting as agent of the Company), with full power of substitution, among other things, to cause such Existing Senior Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer such Existing Senior Notes and to acquire the New Senior Notes issuable upon the exchange of such tendered Existing Senior Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

      The undersigned also represents and warrants that:

•	any New Senior Notes to be received by it will be acquired in the ordinary course of its business;

•	it has no arrangement or understanding with any person to participate in the distribution of the Existing Senior Notes or the New Senior Notes;

•	it is not an “affiliate” (as defined in Rule 405) of CIT Group Funding Company or CIT Group Inc. or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

•	if it is not a broker-dealer, it is not engaged in, and do not intend to engage in, the distribution of the New Senior Notes;

•	if it is a broker-dealer, it will receive New Senior Notes for its own account in exchange for Existing Senior Notes that were acquired as a result of market-making activities or other trading activities and it will deliver a Prospectus in connection with any resale of such New Senior Notes; and

•	it are not acting on behalf of any person who could not truthfully make the foregoing representations.

      By acknowledging that it will deliver and by delivering a Prospectus meeting the requirements of the Securities Act, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

      By acceptance of the Exchange Offer, each broker-dealer that receives New Senior Notes pursuant to the Exchange Offer hereby acknowledges and agrees that, upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Senior Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

      The undersigned understands and agrees that notwithstanding any other provisions of this Exchange Offer, the undersigned understands that it will not be required to accept for exchange any Existing Senior Notes tendered, and that it may terminate or amend the offer, if any of the conditions precedent to the Exchange Offer is not satisfied, or is reasonably determined by the Company not to be satisfied, and, in the Company's reasonable judgment and regardless of the circumstances giving rise to the failure of the condition, the failure of the condition makes it inadvisable to proceed with the offer or with the acceptance for exchange of the Existing Senior Notes or exchange and issuance of the New Senior Notes. See “The Exchange Offer—Conditions for Completion of the Exchange Offer.”

      The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the Staff of the SEC, including Exxon Capital Holdings Corp., SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co., Inc., SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Senior Notes issued in exchange for the Existing Senior Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Existing Senior Notes exchanged for such New Senior Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, and any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Senior Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Senior Notes.

      THE UNDERSIGNED, BY COMPLETING THE SECTION ENTITLED “DESCRIPTION OF EXISTING SENIOR NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING SENIOR NOTES AS SET FORTH IN THE SECTIONS ABOVE.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

      Unless otherwise indicated under “Special Issuance Instructions” below, please credit any and all Existing Senior Notes that are not exchanged to such account at DTC maintained by the holder as such holder may designate. If no such instructions are given, such Existing Senior Notes not exchanged will be credited to the proper account maintained at DTC. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. The undersigned recognizes that the Company has no obligations pursuant to the “Special Issuance Instructions” to transfer any Existing Senior Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Existing Senior Notes so tendered.

SPECIAL ISSUANCE INSTRUCTION
(See Instruction 3)

To be completed ONLY if Existing Senior Notes not accepted for exchange or New Senior Notes are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Senior Notes and/or unexchanged Existing Senior Notes to:

Name(s)
(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

TIN/EID/SSN:

☐	Credit New Senior Notes and/or unexchanged Existing Senior Notes delivered by book-entry transfer to the DTC account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, OR AN AGENT'S MESSAGE IN LIEU THEREOF, TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)

x			, 2005

x			, 2005
	(Signatures(s) of Owner(s))	(Date)

Area Code and Telephone Number:

   If a holder is tendering any Existing Senior Note, this Letter of Transmittal (unless an agent's message is delivered in lieu hereof) must be signed by the registered holder(s) and the signature must correspond exactly with the name as it appears on a security position listing as the holder of such Existing Senior Notes in the book-entry system of DTC without any change whatsoever or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):

(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE
(If required by Instruction 2)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated:                 , 2005

INSTRUCTIONS

      Forming Part of the Terms and Conditions of the Exchange Offer for any and all of the Existing 4.65% Senior Notes (CUSIP Nos. 125568AA3 and C25035AA1) and the Existing 5.20% Senior Notes (CUSIP Nos. 125568AC9 and C25035AB9) for New 4.65% Senior Notes (CUSIP No. 125568AB1) and New 5.20% Senior Notes (CUSIP No. 125568AD7), which will be registered with SEC under the Securities Act.

      1. Delivery of this Letter of Transmittal; Guaranteed Delivery Procedures. Unless an agent's message is delivered in lieu of this Letter of Transmittal, this Letter of Transmittal is to be completed by holders of Existing Senior Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer—Procedures for Tendering Existing Senior Notes” section of the Prospectus. Book-entry confirmation (together with an agent's message or a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) in lieu thereof), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. The New Senior Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

      Holders who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date may tender their Existing Senior Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures:

(i)	such tender must be made through a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”);
(ii)	prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder and the amount of Existing Senior Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, a book-entry confirmation of the transfer of the tendered Existing Senior Notes pursuant to DTC's ATOP system into the Exchange Agent's account, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or an agent's message in lieu thereof, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and
(iii)	a book-entry confirmation of the transfer of the tendered Existing Senior Notes pursuant to DTC's ATOP system into the Exchange Agent's account, together with a properly completed and duly executed Letter of Transmittal (or a facsimile of such Letter of Transmittal) or an agent's message in lieu thereof, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

      A “New York Stock Exchange trading day” is any date on which The New York Stock Exchange is open for business.

      The delivery of the Existing Senior Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent.

      2. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Existing Senior Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the holder of such Existing Senior Notes in book-entry system of DTC without any change whatsoever.

      If any tendered Existing Senior Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

      If any tendered Existing Senior Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

      When this Letter of Transmittal is signed by the registered holder(s) of the Existing Senior Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Senior Notes are to be issued to a person other than the registered holder, then separate bond powers are required.

      If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      Signatures on bond powers required by this Instruction 2 must be guaranteed by an Eligible Institution.

      Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Existing Senior Notes are tendered: (i) by a registered holder of Existing Senior Notes (including any DTC participant whose name appears on a security position listing as the holder of such Existing Senior Notes) who has not completed the box entitled “Special Issuance Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

      3. Special Issuance Instructions. Holders tendering Existing Senior Notes by book-entry transfer may request that Existing Senior Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Existing Senior Notes not exchanged will be credited to the proper account maintained at The Depository Trust Company. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

      4. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Senior Notes to it or its order pursuant to the Exchange Offer, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Existing Senior Notes. If, however, New Senior Notes and/or substitute Existing Senior Notes not exchanged are to be registered or issued in the name of any person other than the registered holder of the Existing Senior Notes tendered hereby, or if tendered Existing Senior Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Senior Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

      5. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus in accordance with applicable law.

      6. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Senior Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Senior Notes for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Senior Notes nor shall any of them incur any liability for failure to give any such notice.

      7. Withdrawal Rights. Tenders of Existing Senior Notes may be withdrawn (i) at any time prior to 5:00 p.m., New York City time, on the Expiration Date or (ii) at any time after , 2005 if the Company has not accepted the tendered Existing Senior Notes for exchange by that date. For a withdrawal of a tender of Existing Senior Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date or at any time after                      , 2005 if the Company has not accepted the tendered Existing Senior Notes for exchange by that date.

      Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Senior Notes to be withdrawn (the “Depositor”), (ii) specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Senior Notes and otherwise comply with the procedures of such facility, (iii) contain a statement that such holder is withdrawing his election to have such Existing Senior Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Existing Senior Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee, with respect to the Existing Senior Notes, register the transfer of such Existing Senior Notes in the name of the person withdrawing the tender and (v) specify the name in which such Existing Senior Notes are registered, if different from that of the Depositor.

      All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Senior Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the applicable Exchange Offer and no New Senior Notes will be issued with respect thereto unless the Existing Senior Notes so withdrawn are validly retendered. Any Existing Senior Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in “The Exchange Offer—Procedures for Tendering Existing Senior Notes” section of the Prospectus. Such Existing Senior Notes will be credited to an account maintained at DTC for the Existing Senior Notes as soon as practicable after withdrawal, rejection of tender or termination of the applicable Exchange Offer. Properly withdrawn Existing Senior Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

      9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering and requests for Notices of Guaranteed Delivery may be directed to the Exchange Agent, at the address and telephone number indicated above. Requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Company or the Exchange Agent.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

JPMorgan Chase Bank, N.A.

By Hand:	By Registered or Certified Mail:
JPMorgan Chase Bank, N.A. Institutional Trust Services 2001 Bryan Street, 9th Floor Dallas, Texas 75201 Attention: Beth Mullin	JPMorgan Chase Bank, N.A. Institutional Trust Services P.O. Box 2320 Dallas, Texas 75221-2320 Attention: Beth Mullin

By Overnight Courier:	By Facsimile:
JPMorgan Chase Bank, N.A. Institutional Trust Services 2001 Bryan Street, 9th Floor Dallas, Texas 75201 Attention: Beth Mullin	JPMorgan Chase Bank, N.A. Institutional Trust Services Attention: Beth Mullin Telephone: 214-468-6494 Confirm by Telephone: 1-800-275-2048

For information, call: 1-800-275-2048